UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2005

INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts  02453
(Address of Principal Executive Offices)  (Zip Code)

(781) 647-3900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 16, 2005, Inverness Medical Innovations, Inc. issued a press release announcing that it had extended its exchange offer for its 8 3/4% Senior Subordinated Notes due 2012 until 11:59 p.m. (EST) on March 23, 2005.  For additional information, see the press release included as Exhibit 99.1 to this current report on Form 8-K.  The contents of Exhibit 99.1 are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press release announcing extension of exchange offer with respect to Inverness Medical Innovation, Inc.’s 8 3/4% Senior Subordinated Notes due 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

Date: March 16, 2005	By:	/s/ Jay McNamara
Jay McNamara
Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing extension of exchange offer with respect to Inverness Medical Innovation, Inc.’s 8 3/4% Senior Subordinated Notes due 2012.